United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2017

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Deming Way Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2017, Spectrum Brands Holdings, Inc. (the “Parent”) entered into an amendment (the “Amendment”) to the employment agreement dated January 20, 2016, between the Parent, its wholly owned subsidiary, Spectrum Brands Inc. (the ‘Company”) and David M. Maura, the Executive Chairman of the  Board of Directors of the Parent (the “Board”) (the “Employment Agreement”). The Board and the compensation committee of the Board approved the Amendment.

Pursuant to the Amendment, notwithstanding anything in the Employment Agreement, Mr. Maura shall be permitted to be an investor, director, officer and/or employee of a special purpose acquisition company.  In addition, if during the Non Competition Period (as defined in the Employment Agreement), an opportunity  related to the Company’s or the Parent’s business (or which is similar to or competitive with a business of the Company or the Parent) is presented to Mr. Maura, whether as a director (in his capacity as a director) or as an employee, then if the Specified Conditions are met, Mr. Maura may pursue such opportunity and be engaged with such activity (whether in connection with the SPAC or any company involved in a business combination with the SPAC or otherwise) and it shall not be deemed a breach of the Employment Agreement or the Company’s or the Parent’s corporate guidelines or the Company’s or the Parent’s articles of incorporation or any other agreement.  “Specified Conditions” means that (i) such opportunity is presented to a committee of independent directors of the Board, (ii) the committee determines not to pursue such opportunity and (iii) the committee consents in writing to Mr. Maura pursuing such opportunity for his own benefit (whether through a SPAC or any company involved in a business combination with the SPAC or otherwise).

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the terms of such agreement, a copy of which is attached as Exhibit 10.1 to this report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	First Amendment to David Maura Employment Agreement dated September 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
Date: September 29, 2017

	By:	/s/ Nathan E. Fagre
Printed Name: Nathan E. Fagre
Title: General Counsel and Corporate Secretary